UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 24, 2013

PRIMO WATER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34850	30-0278688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 Cambridge Plaza Drive
Winston-Salem, NC  27104
(Address of Principal Executive Offices)(Zip Code)

Registrant's telephone number, including area code:  336-331-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 24, 2013, Primo Water Corporation (the "Company") entered into a third amendment (the "Third Amendment") to the Credit and Security Agreement originally entered into on April 30, 2012 and previously amended on November 6, 2012 and June 14, 2013 (the "Credit Agreement") by and among the Company, certain subsidiaries of the Company party thereto and Comvest Capital II, L.P. ("Comvest").  Pursuant to the Third Amendment, Comvest made an additional term loan to the Company in the principal amount of $2,500,000 (the "December Add-On Term Loan") and agreed, subject to certain conditions, to make another term loan to the Company in the principal amount of $2,500,000 between January 15, 2014 and January 31, 2014 (the "January Add-On Term Loan", and together with the December Add-on Term Loan, the "Add-on Term Loans").

Interest on the Add-On Term Loans is payable at the rate of 12.5% per annum in cash, and the outstanding balances of the Add-On Term Loans are due and payable in a single installment on April 30, 2016 (subject to prepayment in specified circumstances, including sales or dispositions of assets outside the ordinary course of business and sales of equity or debt securities by the Company).  The Add-On Term Loans are secured by substantially all of the Company's assets on the same priority basis as the $15,498,751 amended and restated term loan provided under the Credit Agreement on June 14, 2013, and the $3,000,000 add-on term loan provided under the Credit Agreement on June 14, 2013.  The proceeds from the Add-On Term Loans will be used to provide additional working capital for the Company and to pay fees related to the Third Amendment.

The Third Amendment also revised the Credit Agreement to make certain adjustments to the definition of EBITDA and the increasing minimum EBITDA thresholds applicable to the Company that are measured at the end of each quarter.

The foregoing descriptions of the Third Amendment and the related Add-On Term Loans are not complete and are qualified in their entirety by reference to the Third Amendment, the December Add-On Term Note and the Form of January Add-on Term Note, which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth in Item 1.01 above are incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit No.	Exhibit Description

10.1	Third Amendment to Credit and Security Agreement dated as of December 24, 2013 by and among the Company, certain subsidiaries of the Company party thereto and Comvest Capital II, L.P. (filed herewith)

10.2	Add-On Term Note dated as of December 24, 2013 by and among the Company, certain subsidiaries of the Company party thereto and Comvest Capital II, L.P. (filed herewith)

10.3	Form of January Add-on Term Note by and among the Company, certain subsidiaries of the Company party thereto and Comvest Capital II, L.P. (filed herewith)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMO WATER CORPORATION

Date: December 30, 2013	By:	/s/ Mark Castaneda
	Name:	Mark Castaneda
	Title:	Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
December 24, 2013	001-34850

PRIMO WATER CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Third Amendment to Credit and Security Agreement dated as of December 24, 2013 by and among the Company, certain subsidiaries of the Company party thereto and Comvest Capital II, L.P. (filed herewith)

10.2	Add-On Term Note dated as of December 24, 2013 by and among the Company, certain subsidiaries of the Company party thereto and Comvest Capital II, L.P. (filed herewith)

10.3	Form of January Add-on Term Note by and among the Company, certain subsidiaries of the Company party thereto and Comvest Capital II, L.P. (filed herewith)